Exhibit 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans and Additional Mortgage Loans in the Mortgage Pool as of the related Cut-off Date and the Subsequent Mortgage Loans in the Mortgage Pool as of the Subsequent Cut-off Date and the term Cut-off Date as used in this Exhibit 99.1 means October 1, 2006 or December 1, 2006, as applicable.

All of the adjustable-rate Mortgage Loans will be secured by either first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”) and all of the fixed-rate Mortgage Loans will be secured by either first or second Mortgages. The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, individual condominium units, planned unit developments and manufactured housing (each, a “Mortgaged Property”). The Group I Mortgage Loans consist of approximately 3,901 Mortgage Loans, of which approximately 99.09% are secured by first Mortgages and 0.91% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 3,682 Mortgage Loans, of which approximately 93.37% are secured by first Mortgages and approximately 6.63% are secured by second Mortgages.

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 99.07% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 0.93% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group I Mortgage Loans”). Approximately 93.39% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group II Mortgage Loans”) and approximately 6.61% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group II Mortgage Loans”).

Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that the first adjustment for the Adjustable-Rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 88.48% of the Adjustable-Rate Group I Mortgage Loans; three years, in the case of approximately 3.60% of the Adjustable-Rate Group I Mortgage Loans; five years, in the case of approximately 7.90% of the Adjustable-Rate Group I Mortgage Loans or fifteen years, in the case of approximately 0.02% of the Adjustable-Rate Group I Mortgage Loans; and that the first adjustment for the Adjustable-Rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 90.48% of the Adjustable-Rate Group II Mortgage Loans; three years, in the case of approximately 1.73% of the Adjustable-Rate Group II Mortgage Loans; five years, in the case of approximately 7.76% of the Adjustable-Rate Group II Mortgage Loans or fifteen years, in the case of approximately 0.03% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase or decrease by more than a stated percentage (1.000% per annum to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (1.000% per annum to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Subsequent Periodic Rate Cap”). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.988% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.978% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.001% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

Approximately 2.80% of the Group I Mortgage Loans and approximately 17.96% of the Group II Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) (the “Interest Only Mortgage Loans”) provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 70.25% of the Group I Mortgage Loans and approximately 74.24% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months’ interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See “Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties” in the prospectus.

Group I Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 39.37% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 2.93% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 90.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.63%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

All of the Group I Mortgage Loans have a Due Date of the first day of the month (the “Due Date”).

The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 358 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to February 2006 or after February 2007 or will have a remaining term to maturity of less than 175 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2037.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $178,285. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $178,175. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $732,882 or less than approximately $15,032.

The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.650% per annum and not more than 12.990% per annum and the weighted average Mortgage Rate was approximately 8.900% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.700% to 7.990%, Minimum Mortgage Rates ranging from 5.500% per annum to 12.950% per annum and Maximum Mortgage Rates ranging from 9.200% per annum to 19.250% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 6.190% per annum, a weighted average Minimum Mortgage Rate of approximately 8.410% per annum and a weighted average Maximum Mortgage Rate of approximately 14.864% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in August 2021, and the weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is approximately 26 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 50,000.00	225	$6,116,969.02	0.88%	10.584%	355	96.34%	601
50,000.01 - 100,000.00	752	58,460,359.28	8.41	10.389	358	78.42	595
100,000.01 - 150,000.00	922	114,771,844.25	16.51	9.478	358	78.24	594
150,000.01 - 200,000.00	637	111,555,687.02	16.05	9.160	359	77.04	594
200,000.01 - 250,000.00	461	102,845,012.72	14.80	8.767	359	78.67	597
250,000.01 - 300,000.00	358	98,022,639.63	14.10	8.429	359	78.96	603
300,000.01 - 350,000.00	244	79,292,752.44	11.41	8.299	359	78.93	603
350,000.01 - 400,000.00	193	72,398,243.27	10.42	8.182	359	78.47	607
400,000.01 - 450,000.00	55	23,108,228.80	3.32	8.136	359	80.11	611
450,000.01 - 500,000.00	23	11,011,909.22	1.58	8.046	359	80.66	632
500,000.01 - 550,000.00	17	8,860,915.33	1.27	8.294	358	80.13	635
550,000.01 - 600,000.00	7	4,018,076.42	0.58	8.443	359	83.27	654
600,000.01 - 650,000.00	4	2,493,262.29	0.36	8.717	359	69.91	645
650,000.01 - 700,000.00	1	655,200.00	0.09	8.880	360	89.88	635
700,000.01 - 750,000.00	2	1,449,403.82	0.21	9.805	358	81.96	585
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
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(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $178,175.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
500 - 524	253	$46,148,565.51	6.64%	10.172%	358	73.69%	512
525 - 549	246	44,671,784.94	6.43	10.001	358	75.16	537
550 - 574	631	111,598,540.12	16.06	9.211	358	76.17	564
575 - 599	1,008	157,291,796.28	22.63	8.867	358	78.90	587
600 - 624	712	127,696,016.20	18.37	8.652	359	79.82	612
625 - 649	553	105,453,509.09	15.17	8.469	358	81.07	636
650 - 674	264	53,174,151.75	7.65	8.265	359	80.74	661
675 - 699	111	24,078,484.22	3.46	8.254	359	81.75	685
700+	87	20,507,529.95	2.95	8.057	359	82.02	734
None	36	4,440,125.45	0.64	10.297	358	67.85	0
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
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(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 600.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
180	4	$343,377.40	0.05%	9.983%	180	86.80%	616
240	3	98,314.35	0.01	11.380	237	100.00	630
360	3,894	694,618,811.76	99.94	8.899	359	78.63	600
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
121-180	4	$343,377.40	0.05%	9.983%	180	86.80%	616
181-240	3	98,314.35	0.01	11.380	237	100.00	630
301-360	3,894	694,618,811.76	99.94	8.899	359	78.63	600
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
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(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
2-4 Units Attached	52	$17,421,227.52	2.51%	8.396%	359	76.97%	629
2-4 Units Detached	212	60,008,114.06	8.63	8.897	359	79.08	619
Condo Conversion Attached	1	44,978.98	0.01	12.930	358	100.00	655
Condo High-Rise Attached	7	1,708,975.57	0.25	9.986	359	81.98	620
Condo Low-Rise Attached	118	21,487,646.53	3.09	8.903	359	80.18	609
Condo Low-Rise Detached	2	544,299.19	0.08	7.215	355	72.15	634
Condotel Attached	4	1,720,796.20	0.25	7.629	359	70.82	699
PUD Attached(1)	50	9,258,765.66	1.33	8.957	359	79.31	593
PUD Detached(1)	263	49,081,551.30	7.06	8.573	359	79.57	599
Single Family Attached	124	21,105,065.98	3.04	8.875	359	79.04	601
Single Family Detached	3,068	512,679,082.52	73.76	8.950	358	78.47	597
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
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(1) PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Non-owner	449	$81,952,239.42	11.79%	9.397%	359	82.63%	640
Primary	3,382	596,980,698.30	85.89	8.835	358	78.02	594
Second Home	70	16,127,565.79	2.32	8.762	359	80.82	632
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
___________________
(1) Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Cash Out Refinance	2,438	$502,818,780.66	72.34%	8.754%	358	77.24%	598
Purchase	1,097	125,514,886.42	18.06	9.346	359	84.06	615
Rate/Term Refinance	366	66,726,836.43	9.60	9.161	358	78.89	593
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

Combined Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)

Combined Original Loan-to-Value Ratio (%)	Number of Initial Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 49.99	118	$19,455,324.73	2.80%	8.701%	358	39.13%	594
50.00 - 54.99	63	11,366,451.81	1.64	9.060	358	51.98	579
55.00 - 59.99	87	15,868,151.11	2.28	8.702	359	57.54	594
60.00 - 64.99	149	29,323,396.11	4.22	8.700	359	62.35	587
65.00 - 69.99	240	49,387,938.19	7.11	9.038	359	66.67	587
70.00 - 74.99	244	52,037,082.75	7.49	8.696	359	71.97	588
75.00 - 79.99	372	76,011,960.76	10.94	8.822	359	76.78	590
80.00	1,063	167,935,441.82	24.16	8.955	359	80.00	601
80.01 - 84.99	125	28,368,448.62	4.08	8.217	359	83.43	603
85.00 - 89.99	427	90,976,152.15	13.09	8.768	359	86.04	605
90.00 - 94.99	711	135,203,864.02	19.45	9.104	358	90.03	612
95.00 - 99.99	42	5,565,902.31	0.80	9.663	357	95.13	645
100.00	260	13,560,389.13	1.95	9.694	357	100.00	637
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
___________________
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 78.63%.
(2) For a description of the determination of loan-to-value ratio by the Originator see “The Originator and Sponsor” in this prospectus supplement.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Alabama	38	$4,002,063.50	0.58%	9.966%	353	86.55%	591
Alaska	2	362,997.94	0.05	7.842	359	71.75	606
Arizona	83	16,836,431.16	2.42	8.774	359	78.86	602
Arkansas	13	1,308,511.76	0.19	10.068	358	86.73	598
California	332	95,749,493.32	13.78	8.074	359	74.61	603
Colorado	63	10,421,320.02	1.50	8.812	359	82.50	603
Connecticut	88	17,493,475.94	2.52	8.942	359	79.01	599
Delaware	8	1,344,238.99	0.19	8.713	359	82.83	609
District of Columbia	10	2,354,321.15	0.34	8.994	359	71.25	594
Florida	428	81,193,500.07	11.68	8.973	359	78.21	598
Georgia	132	18,263,379.90	2.63	9.740	358	82.66	598
Hawaii	23	8,455,916.66	1.22	8.339	359	74.91	650
Idaho	15	2,451,807.83	0.35	9.131	359	80.64	585
Illinois	118	19,919,634.03	2.87	9.374	358	81.28	606
Indiana	52	5,447,717.85	0.78	9.813	358	83.07	600
Iowa	16	1,484,664.49	0.21	10.182	358	83.39	600
Kansas	7	896,311.28	0.13	9.599	347	87.55	664
Kentucky	40	3,993,475.73	0.57	9.486	358	83.75	602
Louisiana	28	3,819,230.26	0.55	9.737	352	81.73	612
Maine	38	5,771,218.50	0.83	9.305	359	79.49	605
Maryland	92	19,892,465.00	2.86	8.609	359	77.20	604
Massachusetts	194	49,753,622.74	7.16	8.603	358	78.11	599
Michigan	169	20,842,883.02	3.00	9.591	359	83.13	592
Minnesota	62	10,112,578.98	1.45	8.914	358	81.07	601
Mississippi	10	1,063,733.36	0.15	10.041	358	81.91	560
Missouri	63	6,707,759.63	0.97	9.987	358	82.36	595
Montana	8	1,131,325.82	0.16	9.623	359	78.25	587
Nebraska	1	210,500.00	0.03	8.400	360	81.27	603
Nevada	56	12,499,242.78	1.80	8.256	359	78.19	604
New Hampshire	37	6,966,809.16	1.00	8.784	359	79.01	595
New Jersey	144	37,444,900.26	5.39	8.706	359	77.22	603
New York	212	56,836,380.33	8.18	8.580	359	74.02	609
North Carolina	100	13,376,490.30	1.92	9.499	359	82.29	606
North Dakota	2	141,514.49	0.02	10.579	358	79.33	585
Ohio	123	13,476,885.88	1.94	9.834	358	83.06	599
Oklahoma	18	1,618,871.13	0.23	9.409	359	83.49	599
Oregon	38	7,562,411.20	1.09	8.747	359	79.53	592
Pennsylvania	126	18,509,820.60	2.66	9.233	359	79.55	587
Rhode Island	43	9,355,052.06	1.35	8.582	359	80.28	611
South Carolina	43	5,980,673.52	0.86	9.242	358	80.33	601
South Dakota	4	425,042.53	0.06	8.842	359	87.41	592
Tennessee	46	4,261,974.56	0.61	9.624	359	85.42	596
Texas	460	38,510,727.06	5.54	9.767	358	81.17	593
Utah	18	2,928,698.93	0.42	8.417	359	85.26	620
Vermont	16	2,372,654.01	0.34	9.448	359	80.93	610
Virginia	119	19,601,659.86	2.82	9.325	359	78.11	583
Washington	93	20,261,730.64	2.92	8.421	359	80.77	593
Wisconsin	65	10,868,935.64	1.56	9.287	358	81.65	592
Wyoming	5	775,449.64	0.11	9.033	359	83.49	600
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.33% in the 11203 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Business Bank Statements	31	$6,986,501.42	1.01%	8.994%	359	80.54%	611
Full Documentation	2,656	418,313,460.16	60.18	8.906	358	79.42	592
Lite Documentation	20	4,185,268.10	0.60	9.562	359	80.30	604
Stated Income Documentation	1,194	265,575,273.83	38.21	8.877	358	77.32	614
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
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(1) For a description of each Documentation Level, see “The Originator and Sponsor” in this prospectus supplement.

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
5.500 - 5.999	12	$3,358,250.79	0.48%	5.852%	359	69.41%	671
6.000 - 6.499	36	11,194,058.51	1.61	6.280	359	76.83	635
6.500 - 6.999	132	36,762,119.90	5.29	6.794	359	73.10	634
7.000 - 7.499	165	44,898,468.04	6.46	7.254	359	77.77	624
7.500 - 7.999	341	86,556,494.36	12.45	7.769	359	77.50	614
8.000 - 8.499	423	94,100,100.20	13.54	8.235	359	78.69	609
8.500 - 8.999	619	125,718,405.29	18.09	8.755	358	79.84	600
9.000 - 9.499	450	79,876,932.16	11.49	9.226	358	80.47	596
9.500 - 9.999	612	79,280,843.96	11.41	9.751	358	81.09	592
10.000 - 10.499	300	41,535,452.49	5.98	10.229	358	79.98	579
10.500 - 10.999	285	36,548,238.37	5.26	10.718	358	77.75	573
11.000 - 11.499	186	22,895,212.00	3.29	11.213	357	76.81	568
11.500 - 11.999	169	17,490,561.14	2.52	11.732	358	76.46	567
12.000 - 12.499	106	9,756,087.26	1.40	12.234	358	74.58	553
12.500 - 12.999	65	5,089,279.04	0.73	12.657	357	76.11	556
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.900% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
2.500 - 2.999	2	$137,943.70	0.02%	11.021%	357	75.59%	522
3.000 - 3.499	1	87,976.97	0.01	12.400	359	48.62	558
3.500 - 3.999	1	70,728.91	0.01	11.140	351	80.00	542
4.000 - 4.499	5	413,300.97	0.06	11.761	358	64.02	536
4.500 - 4.999	4	842,361.78	0.12	10.486	357	76.22	566
5.000 - 5.499	58	9,723,333.71	1.41%	9.441	358	78.03	595
5.500 - 5.999	1,137	211,895,482.07	30.77	8.370	359	80.14	622
6.000 - 6.499	1,666	310,257,642.14	45.05	8.804	358	80.21	601
6.500 - 6.999	432	82,981,201.84	12.05	9.517	358	74.71	573
7.000 - 7.499	271	52,034,911.32	7.56	10.011	358	70.06	569
7.500 - 7.999	97	20,183,601.15	2.93	9.522	358	71.21	566
Total	3,674	$688,628,484.56	100.00%	8.883%	359	78.44%	600
___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.190% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group I Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
January 1, 2008	3	$489,832.23	0.07%	9.019%	351	60.30%	596
February 1, 2008	9	1,519,903.27	0.22	9.747	352	74.07	573
March 1, 2008	2	252,194.77	0.04	10.005	353	65.71	554
April 1, 2008	8	1,156,485.93	0.17	7.464	354	66.12	627
May 1, 2008	37	7,525,152.30	1.09	9.003	355	78.15	581
June 1, 2008	92	16,558,298.31	2.40	9.505	356	78.18	584
July 1, 2008	328	61,220,889.76	8.89	9.226	357	79.61	585
August 1, 2008	641	116,320,244.88	16.89	9.386	358	78.64	589
September 1, 2008	1,364	247,626,385.17	35.96	8.706	359	79.08	607
October 1, 2008	120	21,026,438.16	3.05	9.030	358	77.25	609
November 1, 2008	109	23,212,473.29	3.37	9.007	359	75.87	564
December 1, 2008	544	104,700,550.30	15.20	8.784	360	78.69	605
January 1, 2009	44	7,686,296.00	1.12	10.071	360	67.46	566
March 1, 2009	1	160,802.54	0.02	6.920	353	75.00	535
April 1, 2009	2	646,971.08	0.09	8.687	354	79.73	564
June 1, 2009	4	724,706.71	0.11	8.885	356	73.71	576
July 1, 2009	7	848,226.79	0.12	9.872	357	78.61	598
August 1, 2009	18	3,598,080.11	0.52	9.129	358	71.94	579
September 1, 2009	50	10,004,456.80	1.45%	8.291	359	78.73	617
October 1, 2009	8	1,451,138.09	0.21	8.574	360	78.25	623
November 1, 2009	6	1,264,502.58	0.18	8.783	359	85.95	575
December 1, 2009	29	5,862,400.00	0.85	8.333	355	80.84	616
January 1, 2010	1	238,000.00	0.03	12.020	360	64.32	511
January 1, 2011	1	210,238.63	0.03	6.900	351	75.36	688
February 1, 2011	1	375,816.80	0.05	7.750	352	70.00	652
May 1, 2011	1	101,709.82	0.01	8.875	355	30.00	670
June 1, 2011	2	367,343.56	0.05	9.319	356	63.51	595
July 1, 2011	15	3,832,163.90	0.56	8.221	357	79.10	596
August 1, 2011	33	6,102,825.80	0.89	8.894	358	75.09	591
September 1, 2011	135	28,722,607.90	4.17	7.995	359	76.80	625
October 1, 2011	5	1,321,361.94	0.19	7.944	360	89.60	699
November 1, 2011	4	946,779.65	0.14	8.857	359	79.78	608
December 1, 2011	49	12,447,565.00	1.81	7.703	360	78.40	642
August 1, 2021	1	105,642.49	0.02	12.250	358	70.00	608
Total	3,674	$688,628,484.56	100.00%	8.883%	359	78.44%	600
___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 26 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
9.000 - 9.499	1	$219,539.28	0.03%	6.200%	358	75.00%	555
9.500 - 9.999	3	760,106.28	0.11	6.880	359	71.43	668
10.000 - 10.499	3	867,702.39	0.13	7.303	359	80.80	646
10.500 - 10.999	3	760,587.95	0.11	7.785	359	78.89	598
11.000 - 11.499	3	439,652.57	0.06	8.232	360	83.82	625
11.500 - 11.999	16	3,919,979.96	0.57	6.287	359	71.89	670
12.000 - 12.499	42	12,041,624.15	1.75	6.547	359	76.13	632
12.500 - 12.999	133	36,440,070.04	5.29	6.870	359	73.58	632
13.000 - 13.499	166	43,863,870.72	6.37	7.289	359	77.72	623
13.500 - 13.999	336	84,401,606.53	12.26	7.779	359	77.57	614
14.000 - 14.499	422	94,056,089.56	13.66	8.229	359	78.70	609
14.500 - 14.999	617	126,156,484.29	18.32	8.748	358	79.69	600
15.000 - 15.499	434	78,263,226.61	11.37	9.230	358	80.53	597
15.500 - 15.999	474	76,302,124.49	11.08	9.721	358	80.13	591
16.000 - 16.499	285	41,270,871.09	5.99	10.212	358	79.74	578
16.500 - 16.999	276	36,087,334.72	5.24	10.701	358	77.58	574
17.000 - 17.499	179	21,828,545.19	3.17	11.207	357	76.75	570
17.500 - 17.999	155	16,777,513.11	2.44	11.700	358	76.18	564
18.000 - 18.499	87	9,366,292.05	1.36	12.149	358	74.36	548
18.500 - 18.999	37	4,304,893.64	0.63	12.564	358	70.77	541
19.000 - 19.499	2	500,369.94	0.07	12.250	359	56.16	539
Total	3,674	$688,628,484.56	100.00%	8.883%	359	78.44%	600
___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.864% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
5.500 - 5.999	343	$66,820,286.91	9.70%	8.213%	359	81.32%	637
6.000 - 6.499	162	35,100,043.67	5.10	8.185	360	77.97	595
6.500 - 6.999	196	46,755,089.02	6.79	7.982	359	73.01	604
7.000 - 7.499	174	44,104,520.63	6.40	7.833	359	75.22	611
7.500 - 7.999	286	73,554,870.34	10.68	7.780	358	77.01	614
8.000 - 8.499	350	77,636,251.49	11.27	8.238	358	78.41	606
8.500 - 8.999	510	103,796,649.24	15.07	8.751	358	79.59	598
9.000 - 9.499	379	67,537,853.16	9.81	9.229	358	80.67	596
9.500 - 9.999	408	65,718,768.99	9.54	9.739	358	80.47	591
10.000 - 10.499	242	33,577,676.41	4.88	10.237	358	79.70	578
10.500 - 10.999	229	29,951,246.93	4.35	10.724	358	78.52	573
11.000 - 11.499	157	19,238,247.19	2.79	11.220	357	76.80	567
11.500 - 11.999	138	14,649,880.82	2.13	11.733	358	76.65	566
12.000 - 12.499	67	6,846,579.82	0.99	12.232	358	73.85	551
12.500 - 12.999	33	3,340,519.94	0.49	12.633	358	69.63	546
Total	3,674	$688,628,484.56	100.00%	8.883%	359	78.44%	600
___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.410% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
2.000	34	$8,307,615.86	1.21%	8.189%	357	70.07%	585
3.000	3,640	680,320,868.70	98.79	8.891	359	78.55	601
Total	3,674	$688,628,484.56	100.00%	8.883%	359	78.44%	600
___________________
(1) Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
1.000	3,672	$688,157,031.43	99.93%	8.882%	359	78.44%	600
1.500	2	471,453.13	0.07	9.605	358	83.58	594
Total	3,674	$688,628,484.56	100.00%	8.883%	359	78.44%	600
___________________
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

Credit Grade of the Group I Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
A	292	$58,501,721.75	8.42%	8.921%	358	78.65%	576
AA	474	93,514,975.58	13.45	8.874	358	79.48	584
AA+	2,448	419,812,594.93	60.40	8.556	359	80.77	617
B	250	45,751,870.28	6.58	9.655	359	75.05	567
C	278	50,428,948.21	7.26	9.957	359	70.81	570
CC	159	27,050,392.76	3.89	11.023	358	63.08	566
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

Product Type of the Group I Mortgage Loans

Product	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
15/15 6 MO LIBOR	1	$105,642.49	0.02%	12.250%	358	70.00%	608
2/13 6 MO LIBOR	2	178,100.48	0.03	10.696	180	83.36	603
2/28 6 MO LIBOR	2,291	378,384,115.18	54.44	9.390	359	77.66	595
2/28 6 MO LIBOR 40/30 Balloon	961	218,004,292.67	31.36	8.321	359	80.06	600
2/28 6 MO LIBOR IO	47	12,728,636.04	1.83	7.464	359	79.27	671
3/12 6 MO LIBOR	1	148,500.00	0.02	8.900	180	90.00	634
3/27 6 MO LIBOR	71	12,823,073.92	1.84	8.873	359	78.16	603
3/27 6 MO LIBOR 40/30 Balloon	51	10,911,210.78	1.57	8.319	359	77.57	598
3/27 6 MO LIBOR IO	3	916,500.00	0.13	7.349	359	86.86	700
5/25 6 MO LIBOR	115	22,216,080.57	3.20	8.676	359	76.53	619
5/25 6 MO LIBOR 40/30 Balloon	113	26,407,397.31	3.80	7.810	359	78.08	620
5/25 6 MO LIBOR IO	18	5,804,935.12	0.84	6.868	359	76.43	669
Fixed Rate 15 Yr	1	16,776.92	0.00	12.000	175	95.00	602
Fixed Rate 20 Yr	3	98,314.35	0.01	11.380	237	100.00	630
Fixed Rate 30 Yr	223	6,316,927.68	0.91	10.705	357	98.88	605
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

Historical Delinquency of the Group I Mortgage Loans Since Origination

Historical Delinquency	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
30 - 59 Days (times)
0	3,895	$694,568,141.10	99.93%	8.898%	358	78.63%	601
1	5	442,506.44	0.06	10.477	355	79.60	538
2	1	49,855.97	0.01	12.350	351	100.00	594
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

60 - 89 Days (times)
0	3,900	$695,010,647.54	99.99%	8.899%	358	78.63%	600
1	1	49,855.97	0.01	12.350	351	100.00	594
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

90 - 119 Days (times)
0	3,900	$695,010,647.54	99.99%	8.899%	358	78.63%	600
1	1	49,855.97	0.01	12.350	351	100.00	594
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

120+ Days (times)
0	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

Mortgage Insurance for the Group I Mortgage Loans

Mortgage Insurer	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
No MI	3,458	$581,920,516.16	83.72%	8.970%	358	77.03%	598
MGIC	443	113,139,987.35	16.28	8.540	359	86.87	615
Total	3,901	$695,060,503.51	100.00%	8.900%	358	78.63%	600

Group II Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 43.47% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 10.81% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 90% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 81.79%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

Substantially all of the Group II Mortgage Loans have a Due Date of the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to June 2005 or later than February 2007 or will have a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2037.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $218,747. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $218,615. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $2,166,816 or less than approximately $15,020.

The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.600% per annum and not more than 14.850% per annum and the weighted average Mortgage Rate was approximately 8.639% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 4.000% to 9.750%, Minimum Mortgage Rates ranging from 5.400% per annum to 14.300% per annum and Maximum Mortgage Rates ranging from 9.600% per annum to 20.300% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 6.109% per annum, a weighted average Minimum Mortgage Rate of approximately 8.019% per annum and a weighted average Maximum Mortgage Rate of approximately 14.385% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in December 2021, and the weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is approximately 26 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 50,000.00	966	$30,436,930.19	3.78%	12.288%	356	99.30%	593
50,000.01 - 100,000.00	522	37,631,783.95	4.68	11.257	357	88.40	604
100,000.01 - 150,000.00	529	65,551,740.75	8.14	9.529	359	81.47	599
150,000.01 - 200,000.00	324	56,298,161.26	6.99	9.051	359	81.30	601
200,000.01 - 250,000.00	237	52,768,002.21	6.56	8.677	359	82.02	606
250,000.01 - 300,000.00	185	51,058,994.32	6.34	8.388	359	82.18	615
300,000.01 - 350,000.00	132	43,018,702.77	5.34	8.204	358	82.08	610
350,000.01 - 400,000.00	99	37,269,498.55	4.63	8.100	359	82.55	624
400,000.01 - 450,000.00	133	57,404,663.35	7.13	8.184	359	82.33	614
450,000.01 - 500,000.00	139	66,320,801.85	8.24	8.033	358	80.11	619
500,000.01 - 550,000.00	85	44,648,402.20	5.55	8.114	359	80.92	619
550,000.01 - 600,000.00	62	35,626,326.09	4.43	8.283	358	83.48	611
600,000.01 - 650,000.00	47	29,427,492.97	3.66	8.002	358	82.17	626
650,000.01 - 700,000.00	43	29,029,251.27	3.61	8.197	358	84.14	619
700,000.01 - 750,000.00	36	26,125,491.05	3.25	8.130	358	82.69	617
750,000.01 - 800,000.00	26	20,180,213.78	2.51	8.238	358	85.98	625
800,000.01 - 850,000.00	20	16,553,196.72	2.06	8.072	358	78.94	613
850,000.01 - 900,000.00	16	14,031,124.37	1.74	8.657	358	74.78	612
900,000.01 - 950,000.00	10	9,311,432.92	1.16	7.934	359	80.73	619
950,000.01 - 1,000,000.00	17	16,680,548.73	2.07	8.086	358	77.77	614
1,000,000.01+	54	65,566,617.41	8.15	7.701	358	70.87	631
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $218,615.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
500 - 524	102	$26,549,861.24	3.30%	9.766%	358	75.74%	513
525 - 549	99	28,940,321.62	3.60	9.325	358	75.57	539
550 - 574	370	71,232,896.81	8.85	9.142	358	79.31	563
575 - 599	1,446	204,302,387.27	25.38	9.136	358	82.74	588
600 - 624	794	186,942,360.89	23.22	8.488	358	82.64	611
625 - 649	411	132,685,208.23	16.48	8.143	359	81.86	637
650 - 674	220	78,581,047.76	9.76	8.114	358	80.44	661
675 - 699	115	34,163,233.39	4.24	7.917	359	86.26	686
700+	112	39,324,634.59	4.89	7.854	359	84.68	733
None	13	2,217,424.91	0.28	10.185	359	77.74	0
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 613.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
180	3	$167,215.08	0.02%	9.473%	179	74.64%	598
240	4	106,858.20	0.01	12.850	237	100.00	608
360	3,675	804,665,303.43	99.97	8.638	358	81.78	613
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
121-180	3	$167,215.08	0.02%	9.473%	179	74.64%	598
181-240	4	106,858.20	0.01	12.850	237	100.00	608
301-360	3,675	804,665,303.43	99.97	8.638	358	81.78	613
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
2-4 Units Attached	22	$10,299,996.39	1.28%	8.750%	358	83.48%	651
2-4 Units Detached	117	41,012,856.09	5.10	8.614	358	82.77	629
Condo Conversion Attached	6	684,221.81	0.09	9.837	359	85.47	607
Condo High-Rise Attached	8	2,787,014.49	0.35	8.320	359	84.79	660
Condo Low-Rise Attached	113	20,334,305.41	2.53	9.216	358	84.40	625
Condo Low-Rise Detached	1	39,774.51	0.00	13.350	357	100.00	604
Manufactured Housing	3	433,993.55	0.05	9.848	349	85.00	627
PUD Attached(1)	50	8,298,823.32	1.03	8.735	359	85.27	624
PUD Detached(1)	635	117,932,244.73	14.65	8.742	359	83.63	608
Single Family Attached	70	13,790,897.05	1.71	8.596	358	81.90	612
Single Family Detached	2,657	589,325,249.36	73.21	8.596	358	81.15	612
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Non-owner	137	$32,440,260.60	4.03%	9.358%	358	82.69%	642
Primary	3,527	760,506,835.31	94.48	8.610	358	81.95	612
Second Home	18	11,992,280.80	1.49	8.533	358	69.07	621
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Cash Out Refinance	993	$398,057,768.88	49.45%	8.222%	358	78.58%	611
Purchase	2,563	373,174,718.22	46.36	9.088	358	85.38	617
Rate/Term Refinance	126	33,706,889.61	4.19	8.577	358	79.83	605
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

Combined Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 49.99	39	$10,629,798.45	1.32%	8.591%	358	41.28%	589
50.00 - 54.99	15	5,158,361.96	0.64	8.081	355	52.81	566
55.00- 59.99	31	10,125,689.93	1.26	8.026	358	57.47	613
60.00- 64.99	59	22,940,954.97	2.85	8.084	358	62.32	604
65.00- 69.99	87	43,415,286.42	5.39	7.974	358	66.73	610
70.00- 74.99	91	46,101,195.11	5.73	7.912	359	71.63	617
75.00- 79.99	158	60,154,531.75	7.47	8.332	358	76.92	594
80.00	1,086	256,506,482.90	31.87	8.478	359	80.00	613
80.01- 84.99	81	33,216,613.03	4.13	8.003	359	83.56	620
85.00- 89.99	230	86,274,211.32	10.72	8.217	359	85.97	617
90.00- 94.99	451	144,766,718.48	17.98	8.637	358	90.02	614
95.00- 99.99	48	5,734,710.45	0.71	10.178	358	95.28	613
100.00	1,306	79,914,821.94	9.93	11.056	357	100.00	630
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 81.79%.
(2) For a description of the determination of loan-to-value ratio by the Originator see “The Originator and Sponsor” in this prospectus supplement.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Alabama	27	$1,991,894.75	0.25%	10.282%	358	88.67%	599
Arizona	74	16,167,512.71	2.01	8.615	359	82.02	606
Arkansas	10	878,533.82	0.11	9.968	358	87.46	603
California	563	261,139,540.54	32.44	7.981	358	81.64	619
Colorado	68	10,361,649.21	1.29	9.055	358	82.27	623
Connecticut	35	8,937,849.02	1.11	8.279	358	81.28	615
Delaware	3	660,781.14	0.08	8.186	360	83.58	612
District of Columbia	5	3,624,389.23	0.45	8.855	357	58.55	566
Florida	389	78,336,699.87	9.73	9.009	358	82.31	609
Georgia	130	19,075,177.35	2.37	9.331	358	81.25	611
Hawaii	15	6,873,537.96	0.85	7.433	359	82.78	618
Idaho	17	2,594,878.19	0.32	8.601	359	85.82	613
Illinois	85	10,453,562.68	1.30	9.933	358	87.70	609
Indiana	47	3,736,310.65	0.46	9.934	358	85.72	607
Iowa	15	1,142,026.46	0.14	9.910	357	81.77	623
Kansas	11	1,350,144.81	0.17	10.475	359	82.42	635
Kentucky	25	2,504,175.85	0.31	9.711	359	87.44	605
Louisiana	34	3,438,683.46	0.43	9.853	358	84.18	588
Maine	26	4,821,745.13	0.60	9.032	358	80.28	611
Maryland	61	18,128,237.41	2.25	8.402	359	80.82	613
Massachusetts	104	37,613,518.77	4.67	8.534	359	81.18	628
Michigan	140	17,462,993.03	2.17	9.573	358	82.28	595
Minnesota	26	6,516,865.53	0.81	8.891	358	78.11	618
Mississippi	14	1,650,947.09	0.21	9.318	352	83.41	604
Missouri	41	3,884,028.20	0.48	10.374	359	84.41	588
Montana	1	117,000.00	0.01	8.750	360	90.00	621
Nebraska	1	27,239.32	0.00	13.900	356	100.00	594
Nevada	52	12,359,385.88	1.54	8.726	359	83.45	608
New Hampshire	25	4,110,400.37	0.51	9.498	358	79.57	586
New Jersey	88	33,945,466.31	4.22	8.775	358	77.08	610
New York	168	65,015,003.87	8.08	8.303	359	80.09	626
North Carolina	78	10,598,050.22	1.32	9.459	359	83.61	613
North Dakota	1	121,293.29	0.02	8.370	359	80.00	604
Ohio	99	7,658,818.72	0.95	10.275	358	86.63	601
Oklahoma	29	2,073,679.63	0.26	9.936	358	85.74	601
Oregon	18	5,451,201.36	0.68	8.575	358	81.39	621
Pennsylvania	90	13,251,921.26	1.65	9.214	358	81.00	588
Rhode Island	32	7,574,775.80	0.94	8.917	358	83.17	619
South Carolina	43	5,252,381.36	0.65	9.550	358	83.97	615
South Dakota	3	180,113.75	0.02	11.737	359	93.30	599
Tennessee	37	3,406,638.68	0.42	9.470	357	84.17	596
Texas	725	68,452,138.44	8.50	9.220	358	84.33	600
Utah	25	5,477,332.54	0.68	8.167	359	81.49	648
Vermont	8	829,184.90	0.10	9.605	359	75.49	604
Virginia	112	20,539,318.20	2.55	9.212	358	81.04	600
Washington	53	12,892,241.22	1.60	8.730	358	82.33	610
Wisconsin	23	1,901,146.43	0.24	10.156	358	88.05	586
Wyoming	6	358,962.30	0.04	10.283	358	88.37	589
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.36% in the 33076 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
Business Bank Statements	55	$18,043,623.10	2.24%	8.511%	359	81.79%	609
Full Documentation	2,737	448,795,429.21	55.76	8.749	358	83.52	603
Lite Documentation	19	7,731,059.42	0.96	8.605	358	83.57	624
No Documentation	34	10,579,570.99	1.31	8.507	358	77.97	687
Stated Income Documentation	837	319,789,693.99	39.73	8.495	358	79.43	626
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) For a description of each Documentation Level, see “The Originator and Sponsor” in this prospectus supplement.

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
5.500 - 5 .999	15	$7,907,935.57	0.98%	5.769%	359	76.18%	671
6.000 - 6.499	32	16,391,284.39	2.04	6.206	359	75.72	658
6.500 - 6.999	124	56,682,580.53	7.04	6.779	359	80.10	639
7.000 - 7.499	157	70,205,307.43	8.72	7.261	358	78.93	622
7.500 - 7.999	349	151,158,062.45	18.78	7.764	359	79.86	624
8.000 - 8.499	340	120,247,446.26	14.94	8.228	358	80.68	618
8.500 - 8.999	441	136,458,131.43	16.95	8.746	358	81.07	614
9.000 - 9.499	305	73,732,134.84	9.16	9.216	358	82.44	603
9.500 - 9.999	683	75,774,617.68	9.41	9.778	358	84.59	586
10.000 - 10.499	144	25,430,318.57	3.16	10.225	358	81.98	578
10.500 - 10.999	133	17,023,645.70	2.11	10.696	358	82.58	588
11.000 - 11.499	76	9,838,269.84	1.22	11.224	357	86.44	589
11.500 - 11.999	88	7,965,365.70	0.99	11.727	358	87.20	597
12.000 - 12.499	53	4,285,824.05	0.53	12.181	358	88.64	595
12.500 - 12.999	47	3,126,873.03	0.39	12.701	357	95.52	594
13.000 - 13.499	159	7,548,796.24	0.94	13.247	357	99.92	600
13.500 - 13.999	154	5,919,729.68	0.74	13.784	356	99.87	591
14.000 - 14.499	362	14,468,436.39	1.80	14.142	357	99.96	587
14.500 - 14.999	20	774,616.93	0.10	14.613	357	100.00	580
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.639% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
4.000 - 4.499	6	$1,160,870.27	0.15%	7.620%	359	81.11%	651
5.000 - 5.499	14	5,443,948.06	0.72	6.908	358	71.21	621
5.500 - 5.999	1,003	282,069,424.27	37.52	8.097	359	81.18	628
6.000 - 6.499	1,102	365,094,740.68	48.57	8.412	358	81.21	611
6.500 - 6.999	164	54,344,400.62	7.23	9.094	358	76.61	578
7.000 - 7.499	63	17,425,480.36	2.32	8.816	358	77.15	597
7.500 - 7.999	41	14,324,189.45	1.91	9.041	357	76.43	596
8.000 - 8.499	31	9,440,851.44	1.26	9.503	357	75.23	569
8.500 - 8.999	7	1,741,556.94	0.23	9.348	358	75.86	579
9.000 - 9.499	2	267,653.91	0.04	10.216	357	78.43	567
9.500 - 9.999	1	434,670.98	0.06	10.750	358	62.14	533
Total	2,434	$751,747,786.98	100.00%	8.370%	358	80.51%	614
___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.109% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group II Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
October 1, 2007	1	$147,591.14	0.02%	9.150%	346	85.00%	636
December 1, 2007	2	716,383.32	0.10	6.836	348	80.00	669
January 1, 2008	4	1,455,133.59	0.19	8.462	351	84.03	603
February 1, 2008	4	1,552,463.57	0.21	7.840	352	78.66	606
March 1, 2008	3	1,327,247.25	0.18	8.250	353	78.42	585
April 1, 2008	12	4,435,570.76	0.59	8.604	354	80.97	595
May 1, 2008	18	11,717,678.54	1.56	7.979	355	77.74	611
June 1, 2008	47	22,761,520.18	3.03	8.555	356	79.73	604
July 1, 2008	172	66,351,872.81	8.83	8.537	357	80.89	595
August 1, 2008	353	112,209,925.12	14.93	8.777	358	80.91	605
September 1, 2008	1,063	295,161,663.83	39.26	8.361	359	80.13	614
October 1, 2008	102	31,450,261.30	4.18	8.599	359	84.29	638
November 1, 2008	61	21,084,406.56	2.80	8.642	359	80.66	593
December 1, 2008	399	107,865,307.10	14.35	8.240	360	80.84	621
January 1, 2009	10	1,946,035.00	0.26	9.776	360	77.17	554
July 1, 2009	1	173,506.27	0.02	11.250	357	80.00	635
August 1, 2009	10	2,773,130.11	0.37	8.511	358	79.93	591
September 1, 2009	21	7,908,075.21	1.05	7.727	359	78.11	658
December 1, 2009	8	2,141,464.00	0.28	8.645	360	78.78	638
June 1, 2011	2	1,723,500.00	0.23	7.349	356	62.59	651
July 1, 2011	9	3,067,322.49	0.41	7.355	357	79.44	633
August 1, 2011	15	5,135,950.42	0.68	8.021	358	78.61	610
September 1, 2011	63	30,221,526.84	4.02	7.438	359	80.01	637
October 1, 2011	6	2,803,195.00	0.37	7.777	360	84.82	655
November 1, 2011	3	1,335,412.03	0.18	7.464	359	76.67	628
December 1, 2011	38	14,073,078.00	1.87	7.395	360	81.47	653
September 1, 2021	3	72,686.54	0.01	13.935	359	100.00	591
October 1, 2021	3	73,480.00	0.01	13.846	360	100.00	590
December 1, 2021	1	62,400.00	0.01	9.750	360	80.00	587
Total	2,434	$751,747,786.98	100.00%	8.370%	358	80.51%	614
___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 26 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
9.500 - 9.999	2	$467,484.34	0.06%	6.654%	359	87.83%	628
10.000 - 10.499	1	365,374.02	0.05	7.150	359	80.00	664
10.500 - 10.999	2	746,193.94	0.10	7.920	359	83.98	620
11.500 - 11.999	17	8,275,687.24	1.10	5.895	359	76.35	668
12.000 - 12.499	34	16,567,901.31	2.20	6.237	359	75.82	657
12.500 - 12.999	119	54,857,890.15	7.30	6.789	359	79.98	639
13.000 - 13.499	152	67,504,532.46	8.98	7.258	358	79.18	621
13.500 - 13.999	340	146,866,077.63	19.54	7.751	359	79.82	623
14.000 - 14.499	340	120,763,021.84	16.06	8.211	358	80.55	617
14.500 - 14.999	439	137,076,662.88	18.23	8.716	358	81.01	615
15.000 - 15.499	291	74,078,061.71	9.85	9.194	358	82.40	605
15.500 - 15.999	310	65,943,657.69	8.77	9.669	358	81.77	588
16.000 - 16.499	140	25,723,825.03	3.42	10.190	358	81.05	576
16.500 - 16.999	106	15,711,308.57	2.09	10.619	358	80.38	580
17.000 - 17.499	54	7,939,287.89	1.06	11.221	357	83.22	566
17.500 - 17.999	53	5,819,300.20	0.77	11.576	358	79.62	554
18.000 - 18.499	24	2,248,150.61	0.30	12.193	358	78.60	562
18.500 - 18.999	4	647,202.93	0.09	12.535	358	83.47	522
19.500 - 19.999	4	99,691.04	0.01	13.699	360	100.00	592
20.000 - 20.499	2	46,475.50	0.01	14.300	359	100.00	588
Total	2,434	$751,747,786.98	100.00%	8.370%	358	80.51%	614
___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.385% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	1	$300,000.00	0.04%	5.600%	360	82.47%	675
5.500 - 5.999	302	83,641,627.77	11.13	7.800	360	81.65	643
6.000 - 6.499	118	38,189,916.04	5.08	7.752	359	78.96	613
6.500 - 6.999	112	45,695,841.22	6.08	7.141	359	78.44	619
7.000 - 7.499	138	61,831,399.43	8.23	7.324	358	78.19	618
7.500 - 7.999	289	130,683,478.46	17.38	7.775	358	79.75	623
8.000 - 8.499	285	106,626,269.67	14.18	8.232	358	80.47	617
8.500 - 8.999	368	118,024,038.83	15.70	8.749	358	81.15	613
9.000 - 9.499	250	63,963,402.30	8.51	9.211	358	82.10	600
9.500 - 9.999	262	56,028,453.74	7.45	9.743	358	81.74	587
10.000 - 10.499	120	22,439,667.36	2.98	10.233	358	81.47	576
10.500 - 10.999	80	11,434,275.63	1.52	10.703	358	81.09	585
11.000 - 11.499	42	6,664,387.89	0.89	11.223	358	84.11	567
11.500 - 11.999	37	3,589,758.56	0.48	11.731	358	80.31	564
12.000 - 12.499	20	1,841,900.61	0.25	12.213	358	81.40	566
12.500 - 12.999	4	647,202.93	0.09	12.535	358	83.47	522
13.500 - 13.999	4	99,691.04	0.01	13.699	360	100.00	592
14.000 - 14.499	2	46,475.50	0.01	14.300	359	100.00	588
Total	2,434	$751,747,786.98	100.00%	8.370%	358	80.51%	614
___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 8.019% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
1.000	1	$449,193.94	0.06%	7.900%	358	80.00%	598
2.000	39	15,945,986.88	2.12	8.409	357	75.59	598
3.000	2,394	735,352,606.16	97.82	8.370	358	80.62	614
Total	2,434	$751,747,786.98	100.00%	8.370%	358	80.51%	614
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(1) Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
1.000	2,432	$750,739,104.12	99.87%	8.370%	358	80.50%	614
1.500	2	1,008,682.86	0.13	8.665	357	84.41	591
Total	2,434	$751,747,786.98	100.00%	8.370%	358	80.51%	614
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(1) Relates to all rate adjustments subsequent to initial rate adjustments.

Credit Grade of the Group II Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
A	142	$47,272,279.57	5.87%	8.539%	358	76.78%	584
AA	312	94,209,906.31	11.70	8.652	358	81.35	594
AA+	3,032	612,332,858.48	76.07	8.558	358	82.78	622
B	117	35,736,859.44	4.44	9.553	358	77.64	566
C	55	11,393,890.05	1.42	9.737	359	72.56	563
CC	24	3,993,582.86	0.50	10.600	358	62.48	584
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

Product Type of the Group II Mortgage Loans

Product	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
15/15 6 MO LIBOR	7	$208,566.54	0.03%	12.651%	360	94.02%	589
2/13 6 MO LIBOR	2	137,787.69	0.02	9.507	179	69.22	600
2/28 6 MO LIBOR	1,258	291,440,157.80	36.21	8.936	358	79.60	603
2/28 6 MO LIBOR 40/30 Balloon	663	266,240,689.76	33.08	8.196	358	81.14	612
2/28 6 MO LIBOR IO	328	122,364,424.82	15.20	7.844	358	81.80	632
3/27 6 MO LIBOR	22	5,448,131.07	0.68	8.518	359	74.14	629
3/27 6 MO LIBOR 40/30 Balloon	13	4,530,104.52	0.56	8.320	359	85.07	614
3/27 6 MO LIBOR IO	5	3,017,940.00	0.37	6.984	359	77.09	699
5/25 6 MO LIBOR	54	18,224,203.37	2.26	8.058	359	78.16	623
5/25 6 MO LIBOR 40/30 Balloon	47	20,951,462.54	2.60	7.512	359	82.74	636
5/25 6 MO LIBOR IO	35	19,184,318.87	2.38	6.923	359	78.30	659
Fixed Rate 15 Yr	1	29,427.39	0.00	9.310	178	100.00	585
Fixed Rate 20 Yr	4	106,858.20	0.01	12.850	237	100.00	608
Fixed Rate 30 Yr	1,243	53,055,304.14	6.59	12.430	357	99.81	603
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

Historical Delinquency of the Group II Mortgage Loans Since Origination

Historical Delinquency	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
30 - 59 Days (times)
0	3,673	$802,818,600.66	99.74%	8.638%	358	81.78%	613
1	7	1,353,349.20	0.17	9.587	356	82.36	583
2	2	767,426.85	0.10	7.924	351	81.09	596
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

60 - 89 Days (times)
0	3,681	$804,213,646.60	99.91%	8.639%	358	81.79%	613
1	1	725,730.11	0.09	7.750	351	80.00	596
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

90 - 119 Days (times)
0	3,682	804,939,376.71	100.00%	8.639%	358	81.79%	613
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

120+ Days (times)
0	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613

Mortgage Insurance for the Group II Mortgage Loans

Mortgage Insurer	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO
No MI	3,407	$711,835,025.49	88.43%	8.676%	358	81.09%	613
MGIC	275	93,104,351.22	11.57	8.356	359	87.12	616
Total	3,682	$804,939,376.71	100.00%	8.639%	358	81.79%	613